UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  MAY 12, 2003


                             AIR METHODS CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-16079               84-0915893
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)      Identification Number)


        7301  SOUTH  PEORIA,
        ENGLEWOOD,  COLORADO                                     80112
(Address  of  principal  executive  offices)                  (Zip  Code)


       Registrant's telephone number, including area code:  (303) 792-7400


                                       N/A
          (Former name or former address, if changed since last report)


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                                EXPLANATORY NOTE

     This Report on Form 8-K is filed for the purpose of filing the exhibits listed.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial statements by businesses acquired.

     Not Applicable.

     (b) Pro forma financial information.

     Not Applicable.

     (c) Exhibits.

         EXHIBIT
         NO.          DESCRIPTION
         --------     ----------------------------------------------------------
          23.1        Consent  of  KPMG  LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 13, 2003

                                   AIR METHODS CORPORATION


                                   By: /s/ Aaron D. Todd
                                      ---------------------------------
                                      Aaron D. Todd,
                                      on behalf of the Company, and as
                                      Principal Financial and Accounting Officer

                                  EXHIBIT INDEX

         EXHIBIT
           NO.        DESCRIPTION
         --------     ----------------------------------------------------------
          23.1        Consent  of  KPMG  LLP